Interpublic Group of Companies
First Quarter 2004 Conference Call Notes

7 May 2004

Conference Call Agenda

I. First Quarter Highlights

II. Operating Performance

III. Balance Sheet Management

IV. Metrics

V. Questions and Answers

First Quarter Highlights

First Quarter Highlights

Operating Performance

- Sequential improvement in organic revenue performance
  - Organic revenue down 0.6% (see reconciliation on Slide 12)
  - US organic revenue growth 1.3% (see reconciliation on Slide 31)
  - Non-US organic revenue down 3.0% (see reconciliation on Slide 32)
- Operating Margin expansion
  - Reported margin of (0.7)%
  - Excluding restructuring program charges and impairments, operating margin of 4.7% from 2.4% prior year (see reconciliation on slide 9)
- Cost reduction program being implemented and yielding benefits
  - Recorded $70.2 million in restructuring program charges, of which $7.6 million were included in Office and General expenses

Balance Sheet Management

- Net debt at $894 million, down $1.2 billion from 3/31/03

First Quarter Highlights

Issues Being Addressed

- Subsequent to the quarter, reached an agreement to terminate our contracts and guarantees related to British Grand Prix
  - Terminate commitments after July 2004 race (contract ran through 2015)
  - One time payment of $93M; charge of approximately $80 million to Q2 results
  - Retain commitment to lease Silverstone Track and related obligations to the British Racing Drivers Club through 2007

Operating Performance

First Quarter 2004

- Reported Revenue Up 6.0%
  - Constant Currency Revenue up 0.9%
  - Organic Revenue down 0.6% (see reconciliation on slide 12)
- Progress in operating costs
  - Salary and related expenses down 2.8% on constant currency basis (see slide 34)
  - Adjusted office and general expenses down 4.0% (see slide 34)
- Restructuring Program Charges and Impairments of $79 million
  - Restructuring program charges of $70.2 million
  - Total program charges, including charges in O&G, will be approximately $300 million; recorded through Q3 2004
  - Non-cash long-lived asset impairment of $5.6 million of which $4.0 million related to a business to be sold
  - Non-cash investment impairment of $3.2 million related to investments in marketable securities
- Tax Benefit of $26.8 million
- Net Loss Per Share: $ (0.05)

First Quarter 2004 Performance

($ Millions, except per share data)

	Q1 '04	Q1 '03	% Change
Revenue	$ 1,395.1	$ 1,315.7	6.0%
Salaries and Related Expenses*	874.0	854.7	2.3%
Office and General Expenses*	463.3	429.1	8.0%
Restructuring Charges	62.6	-	N/A
Long-Lived Asset Impairment	5.6	11.1	(49.5)%
Operating Income (Loss)	(10.4)	20.8	(150.0)%
Interest Expense	(39.1)	(38.8)	
Interest Income	9.7	7.9	
Other Income	1.1	(0.2)	
Investment Impairment	(3.2)	(2.7)	
Loss before Income Taxes	(41.9)	(13.0)	
Taxes	(26.8)	(5.6)	
Net Equity Interests	(1.8)	(3.8)	
Loss from Continuing Operations	(16.9)	(11.2)	
Income from Discontinued Operations	-	2.6	
Net Loss	$ (16.9)	$ (8.6)	
Dividends on preferred shares	$ 4.8	$ -	
Net Loss Applicable to Common Stockholders	$ (21.7)	$ (8.6)	
Diluted EPS of Common Stock			
Continuing Operations	$ (0.05)	$ (0.03)	
Discontinued Operations	$ -	$ 0.01	
Total	$ (0.05)	$ (0.02)	
Headcount	43,700	45,500	
* Includes Depreciation and Amortization:	$ 61.1	$ 65.0	

Reconciliation of Operating Margin

($ in Millions)

	2004 1ST QTR	2003 1ST QTR
Revenue	$ 1,395.1	$ 1,315.7
Operating Expenses:		
Salaries and related expenses	874.0	854.7
Office and general expenses	463.3	429.1
Restructuring charges	62.6	-
Long-lived asset impairment	5.6	11.1
Total Operating Expenses	1,405.5	1,294.9
Operating Income (Loss) - As Reported	**$ (10.4)**	**$ 20.8**
Operating Margin - As Reported	**-0.7%**	**1.6%**
Add back:		
Restructuring charges	$ 62.6	$ -
Restructuring program charges in office & general expenses	7.6	-
Long-lived asset impairment	5.6	11.1
Total restructuring program charges and long-lived asset impairment	75.8	11.1
Excluding Restructuring Program Charges and Long-lived Asset Impairment:		
Operating Income	**$ 65.4**	**$ 31.9**
Operating Margin	**4.7%**	**2.4%**

In comparing performance for 2004 with 2003, the company has excluded restructuring program charges and long-lived asset impairment because management believes the resulting comparison better reflects the company's ongoing operations. By excluding these charges, we can focus our comparison on the trends that have a continuing effect on the company's operations. The company expects to incur further charges relating to its restructuring program in 2004 and may incur future long-lived asset impairment charges as well.

Comparative Operating Margin Analysis

	Q1		
	2004	2003	2002
Revenue	100.0%	100.0%	100.0%
Salary & Related Expenses	62.7%	65.0%	62.3%
Office & General Expenses ex. Restruct	32.7%	32.6%	28.5%
Op Expenses before Restruct and Impair	95.3%	97.6%	90.8%
Op Inc before Restruct and Impair	**4.7%**	**2.4%**	**9.2%**
Restructuring Charges*	5.0%	0.0%	0.0%
Long-Lived Asset Impairment	0.4%	0.8%	0.0%
Operating Income (Loss)	**-0.7%**	**1.6%**	**9.2%**
Investment Impairment	-0.2%	-0.2%	0.0%
Other Income (Loss)	-2.0%	-2.4%	-2.1%
Gain/(Loss) before Income Taxes	-3.0%	-1.0%	7.1%

In comparing performance for 2004 with 2003, the company has excluded restructuring program charges and long-lived asset impairment because management believes the resulting comparison better reflects the company's ongoing operations. By excluding these charges, we can focus our comparison on the trends that have a continuing effect on the company's operations. The company expects to incur further charges relating to its restructuring program in 2004 and may incur future long-lived asset impairment charges as well.

* Includes restructuring charges in Office and General Expense.

Comparative Operating Margin Analysis
IPG excluding Motorsports

	Q1		
	2004	2003	2002
Revenue	100.0%	100.0%	100.0%
Salary & Related Expenses	62.6%	65.1%	62.8%
Office & General Expenses ex. Restruct	32.1%	31.6%	27.9%
Op Expenses before Restruct and Impair	94.7%	96.8%	90.7%
Op Inc before Restruct and Impair	**5.3%**	**3.2%**	**9.3%**
Restructuring Charges*	5.0%	0.0%	0.0%
Long-Lived Asset Impairment	0.3%	0.0%	0.0%
Operating Income	**0.0%**	**3.2%**	**9.3%**
Investment Impairment	-0.2%	-0.2%	0.0%
Other Income (Loss)	-3.0%	-2.2%	-2.1%
Gain/(Loss) before Income Taxes	-3.2%	0.8%	7.2%

In comparing performance for 2004 with 2003, the company has excluded restructuring program charges and long-lived asset impairment because management believes the resulting comparison better reflects the company's ongoing operations. By excluding these charges, we can focus our comparison on the trends that have a continuing effect on the company's operations. The company expects to incur further charges relating to its restructuring program in 2004 and may incur future long-lived asset impairment charges as well.

* Includes restructuring charges in Office and General Expense.

2004 Revenue Change
First Quarter

($ in Millions)

	$	% Change
Prior Period Revenue	**$ 1,315.7**	
Foreign Exchange Impact	66.3	5.1%
Acquisitions/Dispositions	(18.4)	(1.4%)
Reclassifications (Out of Pocket)	38.9	2.9%
Organic	(7.4)	(0.6%)
Current Period Revenue	**$ 1,395.1**	**6.0%**

See appendix slide 36 for discussion of certain non-GAAP financial measures.

2004 Revenue by Geography

	First Quarter % Change	
	Reported	Organic
US	3.9%	1.3%
Europe	7.1%	(5.6%)
Asia/Other	14.7%	1.5%
Latin America	7.7%	5.9%
Canada	16.2%	(1.2%)
Worldwide	6.0%	(0.6%)


First Quarter
Latin America 3%
Canada 2%
Asia/Other 8%
Europe 27%
US 60%

Note: See reconciliation on slide 35.

Restructuring Charges YTD 2004

($ in Millions)

	2003 Charges	Q1 2004 Charges	Charges to Date	Currency Adjustment	Cash Paid 2003	Cash Paid 1Q 2004	Future Cash	Non-Cash
Severance	$ 126.2	$ 22.1	$ 148.3	$ 1.9	$ 88.3	$ 23.1	$ 37.4	$ 1.4
Facilities Costs	49.4	40.5	89.9	1.1	8.5	4.8	67.8	9.9
Restructuring Charges	175.6 *	62.6 *	238.2	3.0	96.8	27.9	105.2	11.3

* Includes adjustments related to the 2001 program in addition to the 2003 program.

Motorsports
($ in Millions)

	Q1 '04	Q1 '03
Revenue	$ 3.0	$ 9.8
Operating Costs before Long-Lived Asset Impairment	11.4	20.3
Operating Loss before Long-Lived Asset Impairment	(8.4)	(10.5)
Long-Lived Asset Impairment	(1.6)	(11.1)
Operating Loss	$ (10.0)	$ (21.6)

Balance Sheet Management

Selected Balance Sheet Items
($ in Millions)

	March 31, 2004		December 31, 2003		Adjusted December 31, 2003[(1)]		March 31, 2003		Adjusted March 31, 2003[(2)]	
Cash & Cash Equivalents	$	1,395.3	$	2,005.7	$	1,761.6	$	1,188.2	$	605.7
Total Debt		2,288.8		2,474.3		2,230.2		3,280.6		2,698.1
Net Debt	$	893.5	$	468.6	$	468.6	$	2,092.4	$	2,092.4
Debt as a % of Capital		47.1%		48.7%		46.1%		60.4%		55.6%
Stockholders' Equity	$	2,567.1	$	2,605.9	$	2,605.9	$	2,151.5	$	2,151.5

NOTES:

(1) Adjusted December 31, 2003 excludes the $244.1 of Subordinated Convertible Notes due 2004 which were redeemed on January 20, 2004 and the cash effects of the redemption. Management believes that showing the adjusted Debt and Debt as a % of Capital excluding these notes is relevant when comparing periods because it provides a more meaningful comparison.

(2) Adjusted March 31, 2003 excludes $582.5 of Zero-Coupon Notes which were settled April 4, 2003. Management believes that showing the adjusted Debt and Debt as a % of Capital excluding these notes is relevant when comparing periods because it provides a more meaningful comparison.

Debt as % of Capital

($ in Millions)



Total Debt
Debt as % of Capital
3,000
2,900
2,800
2,700
2,600
2,500
2,400
2,300
2,200
2,100
2,000
61.3%
60.2%
57.6%
58.4%
55.7%
55.6%
55.0%
56.5%
46.1%
47.1%

	Dec-01	Mar-02	Jun-02	Sep-02	Dec-02	Mar-03	Jun-03	Sep-03	Dec-03	Mar-04
Total Debt	2,909	2,867	2,950	2,876	2,638	2,698(1)	2,717	2,518	2,230(2)	2,289

(1) Excludes the $582.5 of Zero-Coupon Notes which were settled in April. Management believes that showing the adjusted Debt and Debt as a % of Capital excluding these notes is relevant when comparing the periods because it provides a more meaningful comparison.

(2) Excludes the $244.1 of Subordinated Convertible Notes due 2004 which were redeemed on January 20, 2004. Management believes that showing the adjusted Debt and Debt as a % of Capital excluding these notes is relevant when comparing the periods because it provides a more meaningful comparison.

Improved Debt Maturity Schedule

($ in Millions)



Total Debt = $2.3Bn
1,400
1,200
1,000
800
600
400
200
0
98.2
521.4
340.7
0.9
1,327.6
2004
2005
2006
2007
2008+
1.87% Convertible
4.50% Convertible
7.88% Senior Notes
7.25% Senior Notes
Other

Liquidity Position ($ in Millions)

		As of March 31, 2004		
		Total Amount of Facility	Outstanding	Available
Committed Facilities		$ 875.8	$ 134.4 (1)	$ 741.4
Uncommitted Facilities	(2)	$ 754.1	$ 97.7	$ - (2)
Total Credit Facilities		$ 1,629.9	$ 232.1	$ 741.4
	Cash and Cash Equivalents			$ 1,395.3
	Total Liquidity Available			$ 2,136.7

NOTES:

(1) Comprised of Letters of Credit issued under the Revolving Credit Facilities. Not considered debt for GAAP reporting

(2) Domestic and international uncommitted facilities. These amounts are excluded for the purposes of analysis

Declining Acquisition Activity Has Reduced Deferred Payment Obligations
($ in Millions)



350
325
300
275
250
225
200
175
150
125
100
75
50
25
0
Stock
Cash
46
227
83
240
56
221
18
168
21
66
2001A
2002A
2003A
2004 Est.
2005 Est.

Metrics

Metrics

- We communicated performance metrics and milestones during the fourth quarter earnings release.
- Defined metrics and target levels (ranges).
  - Target levels exclude impact of Silverstone operations.
  - Operating Margin milestones are on a like-for-like basis.
  - Target levels assume industry performance in line with current industry forecasts.
  - Peer level performance based on comparably defined and calculated metrics.
- Overall, the first quarter of 2004 continues progress towards our turnaround goals.

Metrics

- Organic Revenue Growth[1]
  - Turnaround Target: Peer-level growth (consistent calculation method)
  - Key Milestone: Close half of 2003's 4 percentage point gap in 15 months (1Q: 2005)
  - Progress:
    - First Quarter 2004 sequential improvement
    - Began to close peer gap
- Operating Margin %[2]
  - Turnaround Target: 12-15%
    - Staff Cost Target = 56%-58%
    - O&G Target (includes amortization of intangibles) = 27%-29%
  - Key Milestone: 125-150 basis point improvement in each of 2004 and 2005 vs. the prior year
  - Progress:
    - First Quarter 2004 excluding impairment and restructuring up
    - On target for 125 - 150 basis points improvement in 2004

[1]Definition = See appendix slide 36 for discussion of certain non-GAAP financial measures.

[2]Definition = Operating Income (Loss) / Revenue

Metrics

- Debt to Capital[1]
  - Turnaround Target: Less than 50%
  - Milestone: Achieved in 2003
  - Progress: First Quarter 2004 at 47.1%

- Return on Equity[2]
  - Turnaround Target: 15-22%

[1]Definition = Debt/(Debt + Stockholder's Equity)

[2]Definition = Net Income for the current period / Stockholder's Equity at the end of the prior period

Metrics

- Debt to EBITDA[1]
  - Turnaround Target: < 2x
  - Progress:
    - First Quarter 2004 at 2.7
    - Improved from December 2003 at 3.1
- Interest Coverage[2]
  - Turnaround Target: > 8x
  - Progress:
    - First Quarter 2004 at 4.8
    - Improved from December 2003 at 4.7

[1]Definition = Debt at end of period / EBITDA for rolling 4 Quarters

[2]Definition = EBITDA/Interest Expense for rolling 4 Quarters

EBITDA = Operating Income excluding Restructuring Program Charges and Long-lived Assets impairments plus depreciation and amortization

We are unable to provide a reconciliation of future EBITDA targets to the most directly comparable GAAP measures, net income and operating income, because certain items are out of our control and/or cannot be reasonably predicted, including future interest rates, restructuring charges, tax rates and other matters discussed as risk factors and in cautionary statements about forward looking statements in our filings with the SEC.

Cautionary Statement

This press release contains forward-looking statements. Interpublic's representatives may also make forward-looking statements orally from time to time. Statements in this document that are not historical facts, including statements about Interpublic's beliefs and expectations, particularly regarding recent business and economic trends, ongoing liabilities following termination of the British Grand Prix promoters agreements, the impact of litigation, the SEC investigation, dispositions, impairment charges, and the integration of acquisitions and restructuring costs, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. Forward-looking statements speak only as of the date they are made, and Interpublic undertakes no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such risk factors include, but are not limited to, the following:

- risks associated with the effects of global, national and regional economic and political conditions;
- Interpublic's ability to attract new clients and retain existing clients;
- the financial success of Interpublic's clients;
- Interpublic's ability to retain and attract key employees;
- developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world;
- potential adverse effects if Interpublic is required to recognize additional impairment charges or other adverse accounting related developments;
- potential adverse developments in connection with the SEC investigation;
- risks associated with Interpublic's remaining motorsports commitments;
- potential claims relating to termination of the British Grand Prix promoters agreement and the Silverstone lease contracts;
- potential downgrades in the credit ratings of Interpublic's securities; and
- the successful completion and integration of acquisitions which complement and expand Interpublic's business capabilities.

Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in Interpublic's Form 2003 10-K, March 2004 Form 10-Q and other SEC filings.

Appendices

Diluted EPS Calculation

($ in Millions, except per share data)

		1Q
Net Loss Applicable to Common Stockholders	$	(21.7)
Basic and Diluted Shares* (MM)		413.3
Diluted EPS of Common Stock	$	(0.05)

* No Add-Backs as all were anti-dilutive due to net loss reported

Shares Outstanding Calculation - Potential Full Dilution

($ in Millions)

	MAXIMUM POTENTIAL DILUTION	
Addbacks to Basic Shares (A):		
Stock Options	1.9	
Restricted Stock	3.2	
1.80% Convertible Subordinated Notes due 2004	-	**B**
1.87% Convertible Subordinated Notes due 2006	6.4	**C**
4.5% Convertible Senior Notes due 2023	64.4	**D**
Series A Mandatorily Convertible Shares	27.7	**E**
Total:	**103.6**	

Note: Actual 1st quarter diluted EPS calculation had zero addbacks as all were anti-dilutive due to net loss reported. These represent maximum potential dilution or addbacks, not shares that would have been added back in first quarter 2004.

A Approximately 6.6 shares may be issued based upon the estimated settlement of the shareholder suits. These shares would be included in basic shares outstanding upon issuance.

B Dilutive once EPS reaches approximately $.32 per quarter. Redeemed in Q 1 2004.

C Dilutive once EPS reaches approximately $.42 per quarter

D Dilutive once EPS reaches approximately $.09 per quarter. Included as addback as long as stock price is $14.90 or higher

E Represents the maximum conversion. Conversion rate is based on share price for the quarter.

2004 Revenue Change - US

($ in Millions)

	$	% Change
Prior Period Revenue	**$ 787.4**	
Foreign Exchange Impact	-	-
Acquisitions/Dispositions	(7.2)	(1.0%)
Reclassifications (Out of Pocket)	28.7	3.6%
Organic	9.5	1.3%
Current Period Revenue	**$ 818.4**	**3.9%**

See appendix slide 36 for discussion of certain non-GAAP financial measures.

2004 Revenue Change - NON US

($ in Millions)

	$	% Change
Prior Period Revenue	**$ 528.3**	
Foreign Exchange Impact	66.3	12.2%
Acquisitions/Dispositions	(11.2)	(1.8%)
Reclassifications (Out of Pocket)	10.2	1.8%
Organic	(16.9)	(3.0%)
Current Period Revenue	**$ 576.7**	**9.2%**

See appendix slide 36 for discussion of certain non-GAAP financial measures.

Reconciliation of Non-GAAP Measures

(Amounts in Millions except Percentage Variance)

ORGANIC REVENUE

	Worldwide			US			Non-US		
	1Q04	1Q03	Var	1Q04	1Q03	Var	1Q04	1Q03	Var
Reported Revenue	$ 1,395.1	$ 1,315.7	6.0%	$ 818.4	$ 787.4	3.9%	$ 576.7	$ 528.3	9.2%
Effects of Currency Translation		66.3						66.3	
Constant Currency	1,395.1	1,382.0	0.9%	818.4	787.4	3.9%	576.7	594.6	(3.0%)
Effects of Acquisitions/Dispositions	(1.7)	(20.1)		(0.3)	(7.5)		(1.4)	(12.6)	
Reclassified Amounts (Out of Pocket)	(73.3)	(34.4)		(46.6)	(17.9)		(26.7)	(16.5)	
Organic Revenue	$ 1,320.1	$ 1,327.5	(0.6%)	$ 771.5	$ 762.0	1.3%	$ 548.6	$ 565.5	(3.0%)

Reconciliation of Non-GAAP Measures

(Amounts in Millions except Percentage Variance)

REDUCTION IN SALARIES AND RELATED EXPENSES

	1Q04	1Q03	Var
Reported Salaries and Related Expenses	$ 874.0	$ 854.7	2.3%
Effects of Currency Translation		44.4	
Constant Currency	874.0	899.1	(2.8%)
Effects of Acquisitions/Dispositions	(1.2)	(12.9)	
Reclassified Amounts	(2.3)	-	
Reductions in Salaries and Related Expenses from Existing Operations	$ 870.5	$ 886.2	(1.8%)

REDUCTION IN OFFICE AND GENERAL EXPENSES

	1Q04	1Q03	Var
Reported Office & General Expenses	$ 463.3	$ 429.1	8.0%
Effects of Currency Translation		27.7	
Constant Currency	463.3	456.8	1.4%
Effects of Acquisitions/Dispositions	(0.8)	(13.6)	
Reclassified Amounts	(70.1)	(34.4)	
Reductions in Office and General Expenses from Existing Operations	$ 392.4	$ 408.8	(4.0%)

Reconciliation of Organic Revenue

	Organic	Foreign Exchange Impact	Acquisitions/ Dispositions	Reclassifications	Reported
US	1.3%	0.0%	(1.0%)	3.6%	3.9%
Europe	(5.6%)	13.1%	(2.1%)	1.7%	7.1%
Asia/Other	1.5%	10.6%	0.0%	2.6%	14.7%
Latin America	5.9%	6.6%	(5.5%)	0.7%	7.7%
Canada	(1.2%)	13.2%	0.0%	4.2%	16.2%
Worldwide	(0.6%)	5.1%	(1.4%)	2.9%	6.0%

Certain Non-GAAP Financial Measures

Organic Revenue. We derive organic revenue by adjusting reported revenue in respect of any given period by:

- excluding the impact of foreign currency effects over the course of the period to provide revenues on a constant currency basis; and
- excluding the impact on reported revenue resulting from acquisitions and dispositions that were consummated after the first day of the year prior to the given period.

Additionally, organic revenue calculations for the quarter have been adjusted to make 2004 organic revenue principally arising from public relations and sporting event arrangements more directly comparable to organic revenue arising from public relations and sporting event arrangements in periods preceding January 1, 2004. If these adjustments had been made to revenue for prior periods, there would have been neither a material effect on results in prior periods nor any effect whatsoever on operating or net income. These adjustments relate to "grossing up" revenues and expenses by the same amount, in connection with the reimbursement of certain out of pocket expenses relating to public relations and sporting event arrangements.

Management believes that discussing organic revenue, giving effect to the above factors, provides a better understanding of the Company's revenue performance and trends than reported revenue because it allows for more meaningful comparisons of current-period revenue to that of prior periods. Management also believes that organic revenue determined on a generally comparable basis is a common measure of performance in the businesses in which it operates. For the same reasons, management makes analogous adjustments to office and general expenses, which expenses, as adjusted, are a Non-GAAP measure.

Constant Currency. When the Company discusses amounts on a constant currency basis, the prior period results are adjusted to remove the impact of changes in foreign currency exchange rates during the current period that is being compared to the prior period. The impact of changes in foreign currency exchange rates on prior period results is removed by converting the prior period results into U.S. dollars at the average exchange rate for the current period. Management believes that discussing results on a constant currency basis allows for a more meaningful comparison of current-period results to such prior-period results.

Net Debt. Net debt as of any given date is total debt as reported at that date less total cash and cash equivalents as of that date. Management believes that discussing net debt is useful because it provides a more complete picture of the Company's liquidity position.